UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2009
SYMMETRY MEDICAL INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-116038	35-1996126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3724 N State Road 15, Warsaw, Indiana 46582
(Address of Principal executive offices, including Zip Code)

(574) 268-2252
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On September 10, 2009, Symmetry Medical Inc. issued a press release entitled “Symmetry Medical to Present at UBS Global Life Sciences Conference” in which it announced that it was scheduled to present at the USB Global Life Sciences Conference at the Grand Hyatt Grand Central Hotel in New York City on Monday, September 21, 2009 at 4:30 p.m. ET.

A live Web cast of the presentation will be available on Symmetry Medical’s Web site at www.symmetrymedical.com. Presentation slides will be posted on the Web site before the presentation begins. A replay of the Web cast will be available for 60 days after the date of the presentation.

A copy of the press release is being furnished as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	“Symmetry Medical to Present at UBS Global Life Sciences Conference” Press Release issued by Symmetry Medical Inc. dated September 10, 2009.

________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symmetry Medical Inc.

/s/ Fred L. Hite
Date: September 11, 2009	Name:	Fred L. Hite
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	“Symmetry Medical to Present at UBS Global Life Sciences Conference“ Press Release issued by Symmetry Medical Inc. dated September 11, 2009.